                                                                  Exhibit 10.09

                                IRWIN NATURALS/4HEALTH
                      MANUFACTURERS OF FINE NUTRITIONAL PRODUCTS

10549 W. Jefferson Blvd.
Culver City, California  90232
(310) 253-5305, Fax (310) 202-9454
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                                             DATE:
                                                  -----------------------------

FACSIMILE COVER SHEET

       TO:     LOU MANCINI
          ------------------------------------------------

      FAX:     412/431-3729
          ------------------------------------------------

     FROM:     KLEE IRWIN
          ------------------------------------------------

A total of 1 page(s) including this cover letter is being forwarded. If you are missing any pages, please contact us immediately.

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

     Lou, here is the offer that we are pleased to have agreed on:

       1.  Title:                 President/COO reporting to CEO.
       2.  Term:                  A three year employment contract will be
                                  established within the first 45 days or as
                                  soon as we agree upon a mutually acceptable
                                  set of performance criteria.
       3.  Base:                  $250K increasing to $300K after 12 months.
       4.  Bonus:                 50% based on growth targets to be set
       5.  Loan:                  $350,000 - terms to be listed on loan
                                  agreement given immediately after start date.
       6.  Stock Options:         1.25 million options vested evenly over 72
                                  months, 50% at $3.50 and 50% at $6.00.
       7.  Job Description:       Running of day to day operations and sales,
                                  increasing profitability, involvement and
                                  input into all new ventures, expansion of
                                  business with GNC and other key accounts,
                                  acquisitions, maximizing moral and efficiency
                                  of staff.
       8.  Perks:                 Insurance allowance will be made for Blue
                                  Shield coverage, car allowance will be $600 per month.


       Sincerely,



       Klee Irwin, President/CEO

                                  4HEALTH, INC.


                                               June 30, 1998

Mr. Klee Irwin
Irwin Naturals
10549 W. Jefferson Blvd.
Culver City, CA 90232

Dear Mr. Irwin:

     As you know, as part of the transaction in which you and your wife, as the shareholders of Irwin Naturals ("IN"), will acquire approximately 57% (on a fully diluted basis) of the total issued and outstanding shares of common stock of 4Health, Inc. (the "Company"), as more fully described in that certain Amended and Restated Agreement and Plan of Merger dated as of May 22, 1998 (the "Merger Agreement"), among the Company, IN, and yourself, the Company is to form an Executive Committee of its Board of Directors, of which you are to be a member, to manage and operate the Company. In order to foster its success, the Company has determined that it is in the best interests of the Company to employ you on such terms, and over the time period, as more fully described below. Accordingly, you are hereby being offered the position of President and Chief Executive Officer and membership on the Executive Committee on the terms and conditions set forth below. If you wish to accept this offer, please execute this letter and return it to me.

     1. TERM. You will commence employment at the "Effective Time" (as such term is defined in Section 1.02 of the Merger Agreement (the "Commencement Date")). The term ("Term") of this Agreement shall commence on the Commencement Date and shall terminate on the third anniversary thereof.

     2. POSITION AND RESPONSIBILITIES. You will be employed as the President and Chief Executive Officer of the Company and serve as a member of the Executive Committee. As such, you shall report to the Board of Directors and your responsibili-ties shall include all duties and responsibilities normally associated with the positions of President and Chief Executive Officer, including, without limitation, line item authority respecting the Company's annual operating budget, manufacturing, sales and distribution of Company products, hiring and termination of all employees (other than R. Lindsey Duncan, Chairman of the Board of the Company) and product packaging; PROVIDED, HOWEVER, that any dispute between you and the Chairman of the Board with respect to management policy shall be resolved, in the first instance, by the Executive Committee of the Board of Directors, which shall be comprised of you, R. Lindsey Duncan and a third non-employee director to be mutually agreed upon by you and Mr. Duncan; PROVIDED, FURTHER, HOWEVER, if the Executive Committee fails to reach a decision or if any such decision is reached and either you or the Chairman of the Board disagree with such decision, either you or the Chairman of the Board can convene a special meeting of the Board of Directors at which meeting the dispute shall be resolved by the Board. In addition, you will be the chief spokesperson for the Company respecting financial and business matters. You shall have your own office at the executive offices of the Company in Culver City, CA and will be expected to travel on Company business consistent with your duties.

     You agree to devote a majority of your business time, attention, skill and efforts to the faithful performance of your duties hereunder and shall not accept employment elsewhere during the Term. You may (a) serve on corporate, civic or charitable boards or committees; (b) deliver lectures, fulfill speaking engagements or teach at educational institutions; and
(c) manage personal investments, so long as such activities do not significantly interfere with the performance of your responsibilities hereunder or are not in connection with organizations whose interests are adverse to the interests of the Company. You agree at all times to conduct yourself in such manner as not to prejudice the reputation of the Company in the fields of business in which it is engaged or with the public at large.

     3. COMPENSATION. In consideration for the performance of your services under this Agreement, during the Term you shall be entitled to the following compensation:

     (a) BASE SALARY. You shall receive a base salary (the "Base Salary"), payable in substantially equal monthly installments, in arrears, for each month of the Term at the annual rate of $350,000. Each year after December 31, 1998 the Base Salary shall be reviewed by the Board of Directors of the Company. The Base Salary level and any increases thereto shall not be decreased during the Term.

     (b) ANNUAL BONUS. In addition to the Base Salary, you shall be paid, for each fiscal year of the Term, an annual bonus (the "Annual Bonus"), in the form of either cash or stock or some combination thereof, based on an amount equal to 2% of the consolidated earnings before income taxes of the Company in excess of $6,000,000. Each such Annual Bonus shall be paid to you, in the form of cash, stock, or a combination of the two, on or before March 31st of the fiscal year immediately following the fiscal year for which the Annual Bonus is earned.

     (c) RETIREMENT AND WELFARE AND BENEFIT PLANS. You shall be entitled to participate in all retirement and welfare, benefit, fringe, perquisite and other plans and programs applicable generally to other key executives of the Company in effect at any time. The Company agrees to cause any preexisting condition exception in the medical insurance plan to be waived to insure continuous medical coverage of any member of your family. You shall also be entitled to long-term disability, accidental death and dismemberment, frequent flyer mileage and business travel accident benefits in an amount and upon terms and conditions consistent with your employer-provided coverage as of the date of this Agreement.

     (d) EXPENSES. You shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by you in the performance of your duties for the Company, which shall be paid to you in accordance with the policies and procedures of the Company as is then generally in effect.

     4. TERMINATION OF EMPLOYMENT. (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON. In the event that the Company terminates this Agreement with Cause (as defined below) or you terminate this Agreement without Good Reason (as defined below), all of your rights and benefits under this Agreement, including your right to salary, bonus payments (except for payment of any Base Salary or Annual Bonus earned prior to the date of termination but not yet paid to you), benefits (except as may required to be continued by law or contract), unvested restricted stock awards and stock options shall cease effective the date of such termination. You shall not be entitled to the payment of any pro rata amount of any bonus if the date of termination occurs before the last day of the quarter of any fiscal year.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON. In the event the Company terminates this Agreement without Cause or you terminate this Agreement with Good Reason, all of your rights and benefits under this Agreement and all such unvested restricted stock awards and stock options shall continue in full force and effect in accordance with their terms until the expiration date of this Agreement; PROVIDED, HOWEVER, that you shall be required to give written notice to the Company of your intention to terminate your employment for Good Reason and your termination of employment shall be effective only if, during the 30-day period after such notice is delivered to the Company, the Company has not corrected the circumstances constituting Good Reason. In such event, your compensation shall be paid to you during the remainder of the Term at the same time as such amounts would have been paid if you had continued to be employed by the Company.

     (c) CAUSE. As used herein, the Company shall have "Cause" to terminate this Agreement upon (i) your willful and continued failure to substantially perform your duties under this Agreement (other than any such failure resulting from your death or disability), after written demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes you have not substantially performed your duties, (ii) your embezzlement of funds of the Company, or (iii) your conviction of a felony. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause under any circumstances without (i) reasonable written notice to you setting forth the reasons for the Company's intention to terminate for Cause (the "Initial Notice"), (ii) a thirty (30) day period following your receipt of the notice to cure the alleged reasons described in the Notice, (iii) a written notice to you following the thirty-day cure period referred to in the preceding clause (iv) stating whether the Company continues to intend to terminate for Cause and setting forth the reasons therefor (the "Follow Up Notice"), (v) an opportunity for you, together with your counsel, following your receipt of the Follow Up Notice, to be heard before a committee of three members of the Company's
Board of Directors (none of whom are employees of the Company) and (vi) delivery to you of a Notice of Termination from such committee of three non-employee members of Company's Board of Directors finding that in the good faith opinion of such committee, you were guilty of conduct set forth above in clause (i), (ii) or (iii) of the preceding sentence and specifying the particulars thereof in detail.

     (d) GOOD REASON. As used herein, you shall have "Good Reason" to resign from employment with the Company if (i) a Change in Control (as defined below) of the Company shall occur, (ii) the Company fails to comply with any material provision of this Agreement, (iii) the Company purports to terminate employment other than pursuant to a valid Notice of Termination following the procedure set forth in the definition of "Cause", (iv) your duties, authority or responsibilities are altered from those described in this Agreement, (v) you are required to relocate to a location more than 20 miles from the executive headquarters of the Company in Culver City, CA,
(vi) you determine, in good faith, that the policies and/or actions of management are reasonably likely to violate legal requirements or will materially adversely affect the Company or its shareholders, or (vii) your disability. As used herein, you shall be considered disabled if, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties as described in this Agreement for the entire period of ninety (90) consecutive days.

     (e) CHANGE IN CONTROL. As used herein, a "Change in Control" of the Company shall mean a change of control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any existing officer or director of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.

     (f) DEATH BEFORE END OF TERM. If you die prior to the expiration of the Term, your employment shall terminate as of the date of your death and the Company shall be under no obligation to make additional payments of compensation to your estate after the date of termination except, however, for any compensation earned prior to the date of termination but not yet paid and a pro rata portion (based on the number of days in the fiscal year preceding your date of death) of the Annual Bonus payable with respect to the fiscal year of your death. The Company shall also continue to provide any benefits to your survivors as required by law or as required by the terms of any life insurance or other death benefit programs in which you participated at the time of your death.

     5. CONFIDENTIALITY, NON COMPETITION AND NON INTERFERENCE. You agree to abide by the following covenants at all times during the Term and, unless this Agreement is terminated without Cause or for Good Reason, for one year thereafter (the "Restricted Period") as regards the covenants set forth in subparagraphs (a), (e), (f) and (g) below:

     (a) CONFIDENTIALITY OF PROPRIETARY INFORMATION. You acknowledge that the Company possesses and will continue to possess information that has been created, discovered or developed by the Company (including without limitation information created, discovered, developed, or made known by you during the period of or arising out of your employment by the Company) and/or in which property rights have been assigned or otherwise conveyed to the Company, relating to the business of the Company (collectively, "Proprietary Information"). At all times, both during the Term of this Agreement and after its termination, you will keep in confidence and trust all Proprietary Information unless such Proprietary Information enters the public domain not as a result of any breach of your obligations to the Company, and you will not use or disclose any Proprietary Information or anything directly relating to it without the written consent of the Company, except as may be necessary to comply with law or in the ordinary course of performing your duties as an employee of the Company and only for the benefit of the Company.

     (b) DELIVERY OF DOCUMENTS. In the event of the termination of your employment by you or by the Company for any reason, you will deliver to the Company all documents of any nature pertaining to your work with the Company in your possession or control and you will not take with you or deliver to anyone else any documents of any description or any reproduction of any description containing or pertaining to any Proprietary Information.

     (c) DISCLOSURE OF INVENTIONS. You will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, designs, discoveries, trademarks, copyrights, formulae, manufacturing technology and other proprietary technical data, whether or not patentable, made or reduced to practice or learned by you, either alone or jointly with others, during the Term of this Agreement (whether or not during normal working hours) that are required for use in the business of the Company, or result from use of premises or equipment owned, leased, or contracted for by the Company (all said improvements, inventions, designs, discoveries, trademarks, copyrights, formulae, manufacturing technology and other proprietary technical data, patent applications, continuation applications, continuation-in-part applications, file wrapper continuation applications and divisional applications shall be collectively hereinafter called "Inventions").

     (d) ASSIGNMENT OF AND ASSISTANCE ON INVENTIONS. (i) During the Term of this Agreement, you agree to assign to the Company any rights you may have or acquire in all such inventions and agree that all inventions shall be the sole property of the Company, its successors in interest and its assigns, and the Company, its successors in interest and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. You further agree to assist the Company in every proper and reasonable way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights in said inventions in any and all countries, and to that end you will execute all documents necessary to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same.

     (ii) In the event the Company is unable, after reasonable effort, to secure your signature on any patent, copyright or other analogous protection relating to an invention, whether because of your physical or mental incapacity, you hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as your agent and attorney-in-fact, to act for and in your behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by you. Your obligation to assist the Company in obtaining and enforcing patents and copyrights for such inventions in any and all countries shall continue beyond the termination of your employment, but the Company shall compensate you at a reasonable rate after such termination for time actually spent by you at the Company's request on such assistance.

     (e) NO COMPETING EMPLOYMENT. You shall not, unless you receive the prior written consent of seventy five (75%) of the full Board of Directors (other than yourself), directly or indirectly, manage, own, operate, join, control, or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any Competing Business. This covenant shall apply to the geographical territory of the United States of America. It shall not be a violation of this covenant if you and any member of your immediate family is the beneficial owner of up to 5% (in the aggregate) of any outstanding class of equity security issued by any such company.

     (f) COMPETING BUSINESS. As used herein, a "Competing Business" shall mean any business that competes with the business of either 4Health, Inc. or Irwin Naturals, as each such business is presently being conducted. Notwithstanding the foregoing, nothing shall prohibit you from; (i) owning less than twenty percent (20%) of the equity or similar financial interest of any entity, that operates a Competing Business so long as you shall not have the ability or right to direct or control the management of such competing entity; (ii) acquiring any entity that owns, acquires or participates in the business of owning and operating a Competing Business, unless not greater than twenty five percent (25%) of the annual revenues of such entity in either (x) the calendar year immediately preceding its acquisition by you or,
(y) as a result of a disposition or dispositions of certain portions of such entity's business, in the calendar year immediately succeeding such acquisition, are derived from a Competing Business.

     (g) NO INTERFERENCE. You shall not, whether for your own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company, intentionally solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company with, any person who is employed by the Company or to intentionally solicit, endeavor to entice away from the Company any customer of the Company (other than any customer in which you currently have an equity interest).

     6. MITIGATION OF DAMAGES. If your employment is terminated without Cause or you resign for Good Reason, you shall be under no obligation to make reasonable efforts to mitigate damages by seeking any other employment.

     7. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that you shall not be able to assign your obligation to perform services under this Agreement.

     8. NOTICE. Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address first set forth below (or such other address as may from time to time be designated by notice by any party hereto for such purpose):

                            If to the Company:

                            4Health, Inc.
                            10549 W Jefferson Blvd.
                            Culver City, CA 90232
                            Attention: Company Secretary

                            If to you:

                            Mr. Klee Irwin
                            10549 W. Jefferson Blvd.
                            Culver City, CA 90232

Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or, if by certified mail, on the date shown on the applicable return receipt.

     9. AMENDMENT AND WAIVER. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, modification, waiver or discharge is agreed to in writing and signed by you and the Chairman of the Board after he has obtained the consent of at least a majority of the members of the full Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     10. CAPACITY. In your good faith judgment you do not believe that you are subject to any agreement or under any obligation that would conflict with the terms of this Agreement or prevent you from carrying out your responsibilities under this Agreement.

     11. MERGER OF PRIOR NEGOTIATIONS. This Agreement sets forth all of the promises, agreements, conditions and understandings between the parties hereto respecting the subject matter hereto and supersedes all prior negotiations, conversations, discussions, correspondence, memoranda and agreements between the parties concerning such subject matter.

     12. PARTIAL INVALIDITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable, (a) the remaining term and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     13. GOVERNING LAW. This Agreement is to be governed by and interpreted in accordance with the laws of the State of California.

     14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     15. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Los Angeles in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; PROVIDED, HOWEVER, that you shall be entitled to seek in any court specific performance of your right to be paid until the date of termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         4HEALTH, INC.


                                         By: /s/ R. Lindsey Duncan
                                             ---------------------
                                             R. Lindsey Duncan
                                             Chairman of the Board


Accepted this 30th day
of June, 1998

/s/ Klee Irwin
    ----------
    Klee Irwin

                                  4HEALTH, INC.


                                               June 30, 1998

Mr. R. Lindsey Duncan
10549 W. Jefferson Blvd.
Culver City, CA 90232

Dear Mr. Duncan:

     As you know, as part of the transaction in which Mr. Klee Irwin and his wife, as the shareholders of Irwin Naturals ("IN"), will acquire approximately 57% (on a fully diluted basis) of the total issued and outstanding shares of common stock of 4Health, Inc. (the "Company"), as more fully described in that certain Amended and Restated Agreement and Plan of Merger dated as of May 22, 1998 (the "Merger Agreement"), among the Company, IN, and Mr. Irwin, the Company is to form an Executive Committee of its Board of Directors, of which you are to be a member, to manage and operate the Company. In order to foster its success, the Company has determined that it is in the best interests of the Company to employ you on such terms, and over the time period, as more fully described below. Accordingly, you are hereby being offered the position of Chairman of the Board and membership on the Executive Committee on the terms and conditions set forth below. If you wish to accept this offer, please execute this letter and return it to me.

     1. TERM. You will commence employment at the "Effective Time" (as such term is defined in Section 1.02 of the Merger Agreement (the "Commencement Date")). The term ("Term") of this Agreement shall commence on the Commencement Date and shall terminate on the third anniversary thereof.

     2. POSITION AND RESPONSIBILITIES. You will be employed as the Chairman of the Board of the Company and serve as a member of the Executive Committee. As such, you shall report to the Board of Directors and your responsibilities shall include all duties and responsibilities normally associated with the position of Chairman of the Board, and the following specific duties and responsibilities; to direct and supervise public relations, new product concepts, formulations, and research and development and product training, quality control and development of product distribution through health food stores and seminars, including corporate seminars, television, radio and other forms of public media, and to act as the chief spokesperson with respect to all product and marketing matters and co-spokesperson on business matters; PROVIDED, HOWEVER, that any dispute between you and the President and Chief Executive Officer of the Company with respect to management policy shall be resolved, in the first instance, by the Executive Committee of the Board of Directors, which shall be comprised of you, Klee Irwin and a third non-employee director to be mutually agreed upon by you and Mr. Irwin; PROVIDED, FURTHER, HOWEVER, if the Executive Committee fails to reach a decision or if any such decision is reached and either you or the President disagree with such decision, either you or the President can convene a special meeting of the Board of Directors at which meeting the dispute shall be resolved by the Board. You shall have your own office at the executive offices of the Company in Culver City, CA, and will be expected to travel on Company business consistent with your duties and be reimbursed for your travel expenses in accordance with the policies of the Company which shall be no less favorable than the historical policies and practices of the Company prior to the date hereof.

     You agree to devote a majority of your business time, attention, skill and efforts to the faithful performance of your duties hereunder and shall not accept employment elsewhere during the Term. You may (a) serve on corporate, civic or charitable boards or committees; (b) deliver lectures, fulfill speaking engagements or teach at educational institutions or engage in the activities described in clause (B)(ii) of paragraph 5(f) below; and
(c) manage personal investments, including, without limitation, the Home Nutrition Clinics, so long as such activities do not significantly interfere with the performance of your responsibilities hereunder or are not in connection with organizations whose interests are adverse to the interests of the Company (it being acknowledged by the Company that the Home Nutrition Clinics do not pose such an adverse interest). You agree at all times to conduct yourself in such manner as not to prejudice the reputation of the Company in the fields of business in which it is engaged or with the public at large.

     3. COMPENSATION. In consideration for the performance of your services under this Agreement, during the Term you shall be entitled to the following compensation:

     (a) BASE SALARY. You shall receive a base salary (the "Base Salary"), payable in substantially equal monthly installments, in arrears, for each month of the Term at the annual rate of $225,000. Each year after December 31, 1998 the Base Salary shall be reviewed by the Board of Directors of the Company. The Base Salary level and any increases thereto shall not be decreased during the Term.

     (b) ANNUAL BONUS. In addition to the Base Salary, you shall be paid, for each fiscal year of the Term, an annual bonus (the "Annual Bonus"), in the form of either cash or stock or some combination thereof, based on an amount equal to 2% of the consolidated earnings before income taxes of the Company in excess of $6,000,000. Each such Annual Bonus shall be paid to you, in the form of cash, stock, or a combination of the two, on or before March 31st of the fiscal year immediately following the fiscal year for which the Annual Bonus is earned.

     (c) RETIREMENT AND WELFARE AND BENEFIT PLANS. You shall be entitled to participate in all retirement and welfare, benefit, fringe, perquisite and other plans and programs applicable generally to other key executives of the Company in effect at any time. The Company agrees to cause any preexisting condition exception in the medical insurance plan to be waived to insure continuous medical coverage of any member of your family. You shall also be entitled to long-term disability, accidental death and dismemberment, frequent flyer mileage and business travel accident benefits in an amount and upon terms and conditions consistent with your employer-provided coverage as of the date of this Agreement.

     (d) EXPENSES. You shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by you in the performance of your duties for the Company, which shall be paid to you in accordance with the policies and procedures of the Company as is then generally in effect.

     4. TERMINATION OF EMPLOYMENT. (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON. In the event that the Company terminates this Agreement with Cause (as defined below) or you terminate this Agreement without Good Reason (as defined below), all of your rights and benefits under this Agreement, including your right to salary, bonus payments (except for payment of any Base Salary or Annual Bonus earned prior to the date of termination but not yet paid to you), benefits (except as may required to be continued by law or contract), unvested restricted stock awards and stock options shall cease effective the date of such termination. You shall not be entitled to the payment of any pro rata amount of any bonus if the date of termination occurs before the last day of the third quarter of any fiscal year.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON. In the event the Company terminates this Agreement without Cause or you terminate this Agreement with Good Reason, all of your rights and benefits under this Agreement and all such unvested restricted stock awards and stock options shall continue in full force and effect in accordance with their terms until the expiration date of this Agreement; PROVIDED, HOWEVER, that you shall be required to give written notice to the Company of your intention to terminate your employment for Good Reason and your termination of employment shall be effective only if, during the 30-day period after such notice is delivered to the Company, the Company has not corrected the circumstances constituting Good Reason. In such event, your compensation shall be paid to you during the remainder of the Term at the same time as such amounts would have been paid if you had continued to be employed by the Company.

     (c) CAUSE. As used herein, the Company shall have "Cause" to terminate this Agreement upon (i) your willful and continued failure to substantially perform your duties under this Agreement (other than any such failure resulting from your death or disability), after written demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes you have not substantially performed your duties, (ii) your embezzlement of funds of the Company, or (iii) your conviction of a felony. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause under any circumstances without (i) reasonable written notice to you setting forth the reasons for the Company's intention to terminate for Cause (the "Initial Notice"), (ii) a thirty (30) day period following your receipt of the notice to cure the alleged reasons described in the Notice, (iii) a written notice to you following the thirty-day cure period referred to in the preceding clause (iv) stating whether the Company continues to intend to terminate for Cause and setting forth the reasons therefor (the "Follow Up Notice"), (v) an opportunity for you, together with your counsel, following your receipt of the Follow Up Notice, to be heard before a committee of three members of the Company's Board of Directors (none of whom are employees of the Company) and
(vi) delivery to you of a Notice of Termination from such committee of three non-employee members of Company's Board of Directors finding that in the good faith opinion of such committee, you were guilty of conduct set forth above in clause (i), (ii) or (iii) of the preceding sentence and specifying the particulars thereof in detail.

     (d) GOOD REASON. As used herein, you shall have "Good Reason" to resign from employment with the Company if (i) a Change in Control (as defined below) of the Company shall occur, (ii) the Company fails to comply with any material provision of this Agreement, (iii) the Company purports to terminate employment other than pursuant to a valid Notice of Termination following the procedure set forth in the definition of "Cause", (iv) your duties, authority or responsibilities are altered from those described in this Agreement, (v) you are required to relocate to a location more than 20 miles from the executive headquarters of the Company in Culver City, CA,
(vi) you determine, in good faith, that the policies and/or actions of management are reasonably likely to violate legal requirements or will materially adversely affect the Company or its shareholders, or (vii) your disability. As used herein, you shall be considered disabled if, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties as described in this Agreement for the entire period of ninety (90) consecutive days.

     (e) CHANGE IN CONTROL. As used herein, a "Change in Control" of the Company shall mean a change of control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any existing officer or director of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.

     (f) DEATH BEFORE END OF TERM. If you die prior to the expiration of the Term, your employment shall terminate as of the date of your death and the Company shall be under no obligation to make additional payments of compensation to your estate after the date of termination except, however, for any compensation earned prior to the date of termination but not yet paid and a pro rata portion (based on the number of days in the fiscal year preceding your date of death) of the Annual Bonus payable with respect to the fiscal year of your death. The Company shall also continue to provide any benefits to your survivors as required by law or as required by the terms of any life insurance or other death benefit programs in which you participated at the time of your death.

     5. CONFIDENTIALITY, NON COMPETITION AND NON INTERFERENCE. You agree to abide by the following covenants at all times during the Term and, unless this Agreement is terminated without Cause or for Good Reason, for one year thereafter (the "Restricted Period") as regards the covenants set forth in subparagraphs (a), (e), (f) and (g) below:

     (a) CONFIDENTIALITY OF PROPRIETARY INFORMATION. You acknowledge that the Company possesses and will continue to possess information that has been created, discovered or developed by the Company (including without limitation information created, discovered, developed, or made known by you during the period of or arising out of your employment by the Company) and/or in which property rights have been assigned or otherwise conveyed to the Company, relating to the business of the Company (collectively, "Proprietary Information"). At all times, both during the Term of this Agreement and after its termination, you will keep in confidence and trust all Proprietary Information unless such Proprietary Information enters the public domain not as a result of any breach of your obligations to the Company, and you will not use or disclose any Proprietary Information or anything directly relating to it without the written consent of the Company, except as may be necessary to comply with law or in the ordinary course of performing your duties as an employee of the Company and only for the benefit of the Company.

     (b) DELIVERY OF DOCUMENTS. In the event of the termination of your employment by you or by the Company for any reason, you will deliver to the Company all documents of any nature pertaining to your work with the Company in your possession or control and you will not take with you or deliver to anyone else any documents of any description or any reproduction of any description containing or pertaining to any Proprietary Information.

     (c) DISCLOSURE OF INVENTIONS. You will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, designs, discoveries, trademarks, copyrights, formulae, manufacturing technology and other proprietary technical data, whether or not patentable, made or reduced to practice or learned by you, either alone or jointly with others, during the Term of this Agreement (whether or not during normal working hours) that are required for use in the business of the Company, or result from use of premises or equipment owned, leased, or contracted for by the Company (all said improvements, inventions, designs, discoveries, trademarks, copyrights, formulae, manufacturing technology and other proprietary technical data, patent applications, continuation applications, continuation-in-part applications, file wrapper continuation applications and divisional applications shall be collectively hereinafter called "Inventions").

     (d) ASSIGNMENT OF AND ASSISTANCE ON INVENTIONS. (i) During the Term of this Agreement, you agree to assign to the Company any rights you may have or acquire in all such inventions and agree that all inventions shall be the sole property of the Company, its successors in interest and its assigns, and the Company, its successors in interest and its assigns shall be the sole owner of all patents, copyrights and other rights in connection therewith. You further agree to assist the Company in every proper and reasonable way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights in said inventions in any and all countries, and to that end you will execute all documents necessary to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same.

     (ii) In the event the Company is unable, after reasonable effort, to secure your signature on any patent, copyright or other analogous protection relating to an invention, whether because of your physical or mental incapacity, you hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as your agent and attorney-in-fact, to act for and in your behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by you. Your obligation to assist the Company in obtaining and enforcing patents and copyrights for such inventions in any and all countries shall continue beyond the termination of your employment, but the Company shall compensate you at a reasonable rate after such termination for time actually spent by you at the Company's request on such assistance.

     (e) NO COMPETING EMPLOYMENT. You shall not, unless you receive the prior written consent of seventy five (75%) of the full Board of Directors (other than yourself), directly or indirectly, manage, own, operate, join, control, or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any Competing Business. This covenant shall apply to the geographical territory of the United States of America. It shall not be a violation of this covenant if you and any member of your immediate family is the beneficial owner of up to 5% (in the aggregate) of any outstanding class of equity security issued by any such company.

     (f) COMPETING BUSINESS. As used herein, a "Competing Business" shall mean any business that competes with the business of either 4Health, Inc. or Irwin Naturals, as each such business is presently being conducted. Notwithstanding the foregoing, (A) nothing shall prohibit you from; (i) owning less than twenty percent (20%) of the equity or similar financial interest of any entity, that operates a Competing Business so long as you shall not have the ability or right to direct or control the management of such competing entity; (ii) acquiring any entity that owns, acquires or participates in the business of owning and operating a Competing Business, unless not greater than twenty five percent (25%) of the annual revenues of such entity in either (x) the calendar year immediately preceding its acquisition by you or,
(y) as a result of a disposition or dispositions of certain portions of such entity's business, in the calendar year immediately succeeding such acquisition, are derived from a Competing Business, and (B) neither (i) your Home Nutrition Clinics nor (ii) the production, marketing, distribution, public or private performance (whether on stage or transmitted by means of radio, television or any other means of dissemination, or both) and sale of any books, periodicals and any other publications, video and audio cassettes, CD-ROMS and screen plays and scripts, whether in written, analog, digital, electromagnetic, electronic or in any other medium, format or means or method of transmission, dissemination or performance, and the exploitation of any ancillary rights attributable to any of the foregoing, authored, co-authored, edited, performed in, or in any way produced by you or in which you have an interest, shall be deemed a Competing Business.

     (g) NO INTERFERENCE. You shall not, whether for your own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), intentionally solicit, endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company with, any person who is employed by the Company or to intentionally solicit, endeavor to entice away from the Company any customer of the Company (other than any customer in which you currently have an equity interest).

     6. MITIGATION OF DAMAGES. If your employment is terminated without Cause or you resign for Good Reason, you shall be under no obligation to make reasonable efforts to mitigate damages by seeking any other employment.

     7. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that you shall not be able to assign your obligation to perform services under this Agreement.

     8. NOTICE. Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address first set forth below (or such other address as may from time to time be designated by notice by any party hereto for such purpose):

                            If to the Company:

                            4Health, Inc.
                            10549 W Jefferson Blvd.
                            Culver City, CA 90232
                            Attention: Company Secretary

                            If to you:

                            Mr. R. Lindsey Duncan
                            10549 W. Jefferson Blvd.
                            Culver City, CA 90232

Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or, if by certified mail, on the date shown on the applicable return receipt.

     9. AMENDMENT AND WAIVER. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, modification, waiver or discharge is agreed to in writing and signed by you and the President after he has obtained the consent of at least a majority of the members of the full Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     10. CAPACITY. In your good faith judgment you do not believe that you are subject to any agreement or under any obligation that would conflict with the terms of this Agreement or prevent you from carrying out your responsibilities under this Agreement.

     11. MERGER OF PRIOR NEGOTIATIONS. This Agreement sets forth all of the promises, agreements, conditions and understandings between the parties hereto respecting the subject matter hereto and supersedes all prior negotiations, conversations, discussions, correspondence, memoranda and agreements between the parties concerning such subject matter.

     12. PARTIAL INVALIDITY. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable, (a) the remaining term and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     13. GOVERNING LAW. This Agreement is to be governed by and interpreted in accordance with the laws of the State of California.

     14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     15. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Los Angeles in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; PROVIDED, HOWEVER, that you shall be entitled to seek in any court specific performance of your right to be paid until the date of termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                                         4HEALTH, INC.


                                         By: /s/ Scott Lusk
                                             ---------------------
                                             Scott Lusk
                                             Director of Finance


Accepted this 30th day
of June, 1998

/s/ R. Lindsey Duncan
    -----------------
    R. Lindsey Duncan